UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 30, 2008


                       China Culture Resorts Holdings, Inc.
                 -----------------------------------------------
                 (Exact Name of Company as Specified in Charter)



             Delaware                    000-52260
--------------------------------- ------------------------ ---------------------
  (State or Other Jurisdiction of  (Commission File No.)       (IRS Employer
          Incorporation)                                     Identification No.)


                            Room 1819 Mingyong Building
                         No.60 Xian Road, Shekekou District
                                Dalian, China 116021
         ----------------------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)


                 Company's telephone number             13909840703



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                     China Culture Resorts Holdings, Inc.

This Current Report on Form 8-K is filed by China Culture Resorts Holdings, Inc., a Delaware corporation (the "Registrant"), in connection with the item set forth below.

ITEM 8.01  OTHER EVENTS

The Registrant's common stock is not trading on any stock exchange. There has been no market activity in its common stock since its inception through the date of this filing. The Registrant plans to assist broker-dealers in complying with Rule 15c2-11 of the Securities Exchange Act of 1934, as amended, so that such brokers can trade the Registrant's common stock in the Over-The-Counter Electronic Bulletin Board (the "OTC Bulletin Board") after the Company is no longer classified as a "blank check," or shell company, as defined by the U.S. Securities and Exchange Commission. There can be no assurance to investors that any broker-dealer will actually file the materials required to FINRA, in order for such OTC Bulletin Board trading to proceed, or that the Company will be successful in completing a business combination or any asset acquisitions. The Company's new common stock CUSIP # under its new name, China Culture Resorts Holdings, Inc., is 168923 100. The Registrant's stock transfer agent and registrar will be Holladay Stock Transfer, Inc., 2939 North 67th Place, Scottsdale, AZ 85251, telephone: 480-481-3940 and Facsimile: 480-481-3941.


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               China Culture Resorts Holdings, Inc.
                               (Registrant)


                               By: /s/ Wang Xiao Peng
                                   ---------------------------------------
                                   Name: Wang Xiao Peng
                                   Title: President and Chief Executive Officer

Dated: October 30, 2008